MUTUAL FUND SERIES TRUST

Catalyst Intelligent Alternative Fund

(the “Fund”)

Class A: ATRAX Class C: ATRCX Class I: ATRFX

August 31, 2017

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated April 6, 2017.

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The following changes will take place on or about November 1, 2017:

•           The Fund’s name will be changed to the Catalyst Systematic Alpha Fund.

•           the Fund’s investment objective will be changed to the following:

“The Fund’s objective is long-term capital appreciation with low correlation to the U.S. equity market.”

•	The Fund will implement material changes to its investment strategy and risks and will no longer operate as a fund of funds. The Fund’s revised strategies and risks will be set forth in a new prospectus, summary prospectus and SAI dated on or about November 1, 2017.

•	In connection with the change in the Fund’s investment strategy, the agreement between the Fund and its investment adviser, Catalyst Capital Advisors LLC (“Catalyst”) to waive a portion of the Fund’s advisory fees so that such fees, on an annual basis, do not exceed 0.10% of the Fund’s average daily net assets for so long as the Fund remains a fund of funds will terminate. In addition, the Fund’s existing expense limitation agreement with Catalyst providing for the waiver of fees and/or reimbursement of expenses of the Fund by Catalyst to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) (“Net Expenses”) at 0.60%, 1.35% and 0.35% for Class A shares, Class C shares and Class I shares, respectively, will terminate. A new expense limitation agreement will go into effective upon the termination of this agreement. The new expense limitation agreement provides for the waiver of fees and/or reimbursement of expenses of the Fund by Catalyst to the extent necessary to limit Net Expenses to 1.99%, 2.74% and 1.74% for Class A shares, Class C shares and Class I shares, respectively.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated April 6, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.